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Scudder Variable Series II


Scudder Fixed Income Portfolio


Supplement to the currently effective prospectuses


The following supplements the "Portfolio Subadvisors" and "Portfolio Managers" sections of the prospectuses:

Subadvisor for Scudder Fixed Income Portfolio

Pursuant to an investment subadvisory agreement between Deutsche Investment Management Americas Inc. ("DeIM"), the portfolio's investment advisor, and Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, AAMI acts as the subadvisor for the portfolio. As the subadvisor, AAMI, under the supervision of the Board of Trustees and DeIM, makes the portfolio's investment decisions, buys and sells securities for the portfolio, and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients.

AAMI will be paid for its services by DeIM from its fee as investment advisor to the portfolio. DeIM pays AAMI a fee at the annual rate of 0.38% of the average daily net assets of the portfolio, computed daily and paid monthly.

AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI's principal business address is 1735 Market Street, Philadelphia, PA 19103.

The Portfolio Managers

Effective December 2, 2005, the members of the portfolio management team have become employees of AAMI and continue to be responsible for the management of the portfolio.

A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the portfolio:

Gary W. Bartlett, CFA                   Warren S. Davis, III                 Thomas J. Flaherty
  o CIO for Active Fixed Income and       o Senior portfolio manager for       o Senior portfolio manager for
    senior portfolio manager                mortgage- and asset-backed fixed     corporate and taxable municipal
    specializing in taxable                 income investments: Philadelphia.    fixed income investments:
    municipal, utility and government     o Joined Aberdeen Asset Management     Philadelphia.
    fixed income investments:               Inc. in 2005 and the portfolio     o Joined Aberdeen Asset Management
    Philadelphia.                           in 2002.                             Inc. in 2005 and the portfolio
  o Joined Aberdeen Asset Management      o Formerly, Managing Director of       in 2002.
    Inc. in 2005 and the portfolio in       Deutsche Asset Management;         o Formerly, Managing Director of
    2002.                                   joined Deutsche Asset                Deutsche Asset Management;
  o Formerly, Managing Director of          Management; in 1995 after nine       joined Deutsche Asset Management
    Deutsche Asset Management; joined       years of experience as a             in 1995 after 10 years of fixed
    Deutsche Asset Management in 1992       trader, analyst and developer        income experience, including
    after nine years of experience as       of analytical and risk               vice president for US taxable
    an analyst and fixed income             management systems for Paine         fixed income securities at
    portfolio manager at PNC Financial      Webber and Merrill Lynch.            Prudential Securities.
    and credit analyst at First           o BS from Pennsylvania State         o BA from SUNY Stony Brook.
    Pennsylvania Bank.                      University; MBA from Drexel
  o BA from Bucknell University; MBA        University.
    from Drexel University.


J. Christopher Gagnier                  Timothy C. Vile, CFA                 William T. Lissenden
  o Head of Core Plus Fixed Income        o Senior portfolio manager for       o Portfolio manager for Core Fixed
    product and senior portfolio            Core Fixed Income                    Income: Philadelphia.
    manager for corporate and               and Global Aggregate Fixed         o Joined Aberdeen Asset Management
    commercial mortgages: Philadelphia.     Income: Philadelphia.                Inc. in 2005 and the portfolio
  o Joined Aberdeen Asset Management      o Joined Aberdeen Asset Management     in 2003.
    Inc. in 2005 and the portfolio in       Inc. in 2005 and the portfolio     o Formerly, Director of Deutsche
    2002.                                   in 2004.                             Asset Management; joined
  o Formerly, Managing Director of        o Formerly, Managing Director of       Deutsche Asset Management in
    Deutsche Asset Management; joined       Deutsche Asset Management;           2002 after 31 years of
    Deutsche Asset Management in 1997       joined Deutsche Asset Management     experience, including fixed
    after 17 years of experience in         in 1991 as member of Core Fixed      income strategist and director
    fixed income investments                Income; seconded to the London       of research at Conseco Capital
    at PaineWebber and Continental Bank.    office from January 1999 to June     Management, director of fixed
  o BS from Wharton School of Business;     2002 to design and develop the       income research and product
    MBA from University of Chicago.         firm's European Credit and           management at Prudential
                                            Global Aggregate capabilities;       Securities and national sales
Daniel R. Taylor, CFA                       before joining the firm, he had      manager for fixed income
  o Senior portfolio manager for            six years of experience that         securities at Prudential
    asset-backed and commercial             included portfolio manager for       Securities.
    mortgage fixed income investments:      fixed income portfolios at         o BS from St. Peter's College; MBA
    Philadelphia.                           Equitable Capital Management.        from Baruch College.
  o Joined Aberdeen Asset Management      o BS from Susquehanna University.
    Inc. in 2005 and the portfolio in
    2002.
  o Formerly, Managing Director of
    Deutsche Asset Management; joined
    Deutsche Asset Management in 1998
    after six years of experience as
    fixed income portfolio manager and
    senior credit analyst for
    CoreStates Investment Advisors.
  o BS from Villanova University.


Additional information regarding the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio may be found in the SAI.















               Please Retain This Supplement for Future Reference





December 5, 2005